CONTINGENCIES AND COMMITMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Text Block]	24. CONTINGENCY AND COMMITMENTS The Company is required to contribute $14.2 million as additional capital to Creative Bellows by July 2012.
25. CONTINGENCY AND COMMITMENTS

The Company is required to contribute $14.2 million as additional contribution of capital to Creative Bellows by July 2012. If the Company is unable to make the required capital contribution to registered capital, the Company may be subject to a penalty related to the unsatisfied portion of registered capital. If the Company chooses to pay the penalty, the Company can request that its registered capital be reduced to the amount already paid or to another amount that can be completed within a set period of time. The Company may also apply for a grace period, whereby the Company would receive up to an additional 9 months to make the payment, or may apply to reduce its registered capital prior to the payment becoming due.

The Company has been granted an exclusive license to use a production method patent for lead-free soft solder with mischmetal from the Shenyang Industry University until December 31, 2016. Under the terms of the license, the Company will pay Shenyang Industry University royalties based on the Company’s sales associated with its use of the patent of no more than RMB 100,000 ($15,200) each quarter.

On January 13, 2011, the Company received a delisting notice from the NASDAQ Staff pursuant to its discretionary authority under Listing Rule 5101, which asserts that the Company failed to timely notify NASDAQ of the Company’s plans to complete the December 2010 financing transactions during the listing application process as required by Listing Rules 5205(e) and 5250(a)(1). The Company has appealed the Staff’s decision to an independent NASDAQ Hearings Panel. Until the Panel reaches a final determination, the Company’s common stock will continue to be listed on the NASDAQ Capital Market.